Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
to Tender Shares of Common Stock
of
STARTECH ENVIRONMENTAL CORPORATION
Pursuant to the Offer to Purchase dated July 6, 2009
by
FLH ACQUISITION CORP.
a wholly-owned subsidiary of
FRIENDLY LRL HOLDINGS, LLC
an indirect subsidiary of
LRL INVESTMENTS LTD.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JULY 31, 2009, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

By First Class Mail:	By Certified or Express Delivery:	By Hand:
Continental Stock Transfer & Trust Company 17 Battery Place, 8th Floor New York, NY 10004	Continental Stock Transfer & Trust Company 17 Battery Place, 8th Floor New York, NY 10004	Continental Stock Transfer & Trust Company 17 Battery Place, 8th Floor New York, NY 10004

By Facsimile (for Eligible Institutions only):	Confirm Receipt of Facsimile by Telephone:
(212) 616-7610	(212) 509-4000 ext. 536

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via facsimile to a number other than as set forth above, will not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below. The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as name(s) appear(s)	Share Certificate(s) and Shares* Tendered
on Share Certificate(s))	(Attach additional signed list if necessary)
Total Number
	Share	of Shares	Number
	Certificate	Evidenced by	of Shares
	Number(s)**	Certificate(s)**	Tendered***

Total Shares

 * Including any Distributions (as defined below) issued, paid or distributed or issuable, payable or distributable in respect of such Shares on or after July 6, 2009 in accordance with the terms and subject to the conditions of the Offer.

** Need not be completed by Book-Entry Shareholders.
*** Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

This Letter of Transmittal is to be completed by shareholders, either if Share Certificates (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in the Offer to Purchase referred to below) is utilized, if tenders of Shares are to be made by book-entry transfer into the account of Continental Stock Transfer & Trust Company, as Depositary (the “Depositary”), at The Depository Trust Company (the “Book-Entry Transfer Facility” or “DTC”) pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Shareholders who tender Shares by book-entry transfer are referred to herein as “Book-Entry Shareholders” and other shareholders are referred to herein as “Certificate Shareholders.”

Shareholders who desire to tender their Shares (as defined below) and whose certificates for such Shares (the “Share Certificates”) are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE INCLUDE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Owner(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to FLH Acquisition Corp., a Colorado corporation (the “Purchaser”) and a wholly-owned subsidiary of Friendly LRL Holdings, LLC, a Delaware limited liability company (“Parent”), the above-described shares of common stock, no par value (the “Shares”), of Startech Environmental Corporation, a Colorado corporation (the “Company”), pursuant to the Purchaser’s offer to purchase all outstanding Shares at a purchase price of $0.65 per Share, net to the seller in cash (subject to applicable withholding taxes), without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 6, 2009 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, as amended from time to time, constitute the “Offer”). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or in part from time to time, to one or more subsidiaries or affiliates of Parent, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Shares on or after July 6, 2009 including, without limitation, any rights issued in connection with the adoption of a shareholder rights agreement or similar plan (collectively, “Distributions”)) and irrevocably constitutes and appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver such Share Certificates (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with appropriate evidences of transfer and authenticity, to the Depositary for the account of the Purchaser, (b) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to the Shares (and any and all Distributions), free and clear of all liens, restrictions, claims, charges and encumbrances, and the same will not be subject to any adverse claims and will not have been transferred to the Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all such Distributions issued to the undersigned, in respect of the tendered Shares, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, personal representatives and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned hereby irrevocably appoints Sergey Mitirev and Dmitry Timoshin, and each of them, and any other designees of the Purchaser, as such undersigned’s agents, attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such shareholder’s rights with respect to the Shares (and any and all Distributions) tendered by such shareholder and accepted for payment by the Purchaser, including to vote at any annual, special or adjourned meeting of the Company’s shareholders or otherwise act (including pursuant to written consent) in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, to execute any written consent concerning any matter as each such attorney and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act with respect to, all the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time any such vote or action is taken (and any and all Distributions issued or issuable in respect thereof) and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, the Purchaser accepts such Shares for payment. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered Shares, and is granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior attorneys, proxies and consents given by such shareholder with respect to such Shares (and any Distribution) will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser’s payment for such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares and all Distributions, including, without limitation, voting at any meeting of shareholders.

The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer, including the undersigned’s representation that the undersigned owns the Shares being tendered. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the tendered Shares.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price of any Shares purchased, and/or issue or return any Share Certificate(s) not tendered or not accepted for payment, in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” please mail the check for the purchase price of any Shares purchased, and/or any Share Certificate(s) not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price of any Shares purchased, and/or return any Share Certificate(s) not tendered or not accepted for payment in the name(s) of, and mail said check and/or any Share Certificate(s) to, the person or persons so indicated. Unless otherwise indicated herein under “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

☐	CHECK HERE IF ANY SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED. SEE INSTRUCTION 10.

Number of Shares represented by lost, stolen or destroyed Share Certificates:

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

Issue: ☐	Check ☐ Certificate(s) to:

Name
(Please Print)

Address
(Please Print)

(Include Zip Code)

(Tax Identification or Social Security No.)
(See Substitute Form W-9 Included Herein)

☐	Credit Shares tendered by book-entry transfer that are not accepted for payment to DTC to the account set forth below.

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above under “Description of Shares Tendered”.

Deliver: ☐	Check ☐ Certificate(s) to:

Name
(Please Print)

Address
(Include Zip Code)

(Tax Identification or Social Security Number)

(See Substitute Form W-9 Included Herein)

SHAREHOLDERS SIGN HERE
(ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

SIGN HERE

(Signature(s) of Owner(s))

Dated:  , 2009

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):

(Please Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:
(See Substitute Form W-9 Below)

GUARANTEE OF SIGNATURES(S)
(If Required — See Instructions 1 and 5)

Authorized Signature:

Name(s):
(Please Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone No.:

Dated:  , 2009

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other “eligible guarantor institution” (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each of the foregoing, an “Eligible Institution” and collectively, “Eligible Institutions”). No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on the facing page hereto, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by shareholders either if Share Certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. For Shares to be validly tendered pursuant to the Offer, (a) Share Certificates evidencing tendered Shares, or timely confirmation (a “Book-Entry Confirmation”) of a book-entry transfer of tendered Shares into the Depositary’s account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase), or (b) the tendering shareholder must comply with the guaranteed delivery procedure set forth below.

Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis on or prior to the Expiration Date may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (c) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares in proper form for transfer, in each case, together with this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. A “trading day” is any day on which the OTC Bulletin Board is open for business. If Share Certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Not Applicable to Book-Entry Shareholders). If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered” in the “Description of Shares Tendered”. In such case, new Share Certificate(s) for the remainder of the Shares that were evidenced by the old Share Certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without any alteration or change whatsoever.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates for Shares not tendered or not or accepted for payment are to be issued in the name of, a person other than the registered holder(s). In such latter case, signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) listed, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Share Certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay, or cause to be paid, any stock transfer taxes with respect to the transfer and sale of Shares to it or its assignee pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificate(s) for Shares not tendered or accepted for payment are to be registered n the name of, any person other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Share Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Shareholder may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Shareholder may designate under “Special Payment Instructions.” If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above from which such transfer was made.

8. Waiver of Conditions. Subject to any applicable rules and regulations of the Securities and Exchange Commission, the Purchaser expressly reserves the absolute right in its sole discretion to waive in whole or in part at any time and from time to time any of the conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

9. Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a shareholder who tenders Shares pursuant to the Offer (or other payee) is required to provide the Depositary with a correct taxpayer identification number (“TIN”), generally the shareholder’s social security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) or, alternatively, to establish another basis for exemption from backup withholding. If the Depositary is not provided with correct information, such shareholder (or other payee) may be subject to a penalty imposed by the Internal Revenue Service and payments that are made to such shareholder (or other payee) with respect to Shares pursuant to the Offer may be subject to backup withholding (see below).

A shareholder who does not have a TIN but who has applied for a number or intends to apply for a number in the near future should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and sign and date the “Certificate of Awaiting Taxpayer Identification Number” below. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% from any payments of the purchase price to such shareholder. A tendering shareholder that is not a United States person may qualify as an exempt recipient by submitting to the Depositary a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Depositary will provide upon request) signed under penalty of perjury, attesting to that shareholder’s exempt status.

If backup withholding applies, the Depositary is required to withhold 28% of any payments to be made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service, provided that the shareholder furnishes the required information to the Internal Revenue Service. The Depositary cannot refund amounts withheld by reason of backup withholding.

10. Lost or Destroyed Certificates. If any Share Certificate(s) has been lost or destroyed, the shareholder should (i) complete this Letter of Transmittal and check the appropriate box on the front of the Letter of Transmittal and (ii) contact the Company’s transfer agent, Corporate Stock Transfer, immediately by calling (303) 282-4800. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures, including the posting of any required surety bond, for replacing lost or destroyed Share Certificates have been followed.

11. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

IMPORTANT:  This Letter of Transmittal (or a facsimile hereof), together with Share Certificates or Book-Entry Confirmation for Shares tendered, or the Notice of Guaranteed Delivery (or a facsimile thereof), and all other required documents, must be received by the Depositary on or prior to the Expiration Date.

IMPORTANT TAX INFORMATION

A shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder’s correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such shareholder is an individual, the TIN is such shareholder’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, payments made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding and the shareholder may be subject to a penalty imposed by the Internal Revenue Service.

Certain shareholders (including, among others, corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. Exempt shareholders, other than foreign shareholders, should indicate their exempt status on the Substitute Form W-9. A foreign shareholder may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to such shareholder’s exempt status. The applicable Form W-8 can be obtained from the Depositary upon request. Shareholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the shareholder or other payee. Backup withholding is not an additional federal income tax. The federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld if the required information is furnished to the Internal Revenue Service in a timely manner. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent United States federal income tax backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to provide the Depositary with (1) the shareholder’s correct TIN by completing the form below, certifying (a) that the TIN provided on the Substitute Form W-9 is correct (or that such payee is awaiting a TIN), (b) that (i) the shareholder is exempt from backup withholding, (ii) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding, and (c) that such shareholder is a U.S. person (including a U.S. resident alien), or (2) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE DEPOSITARY

The shareholder is required to give the Depositary the TIN, generally the social security number or employer identification number of the beneficial owner of the Shares tendered by this Letter of Transmittal. If the Shares are in more than one name or are not in the name of the actual beneficial owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write “Applied For” in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% from any payments of the purchase price to such shareholder.

Substitute Form W-9
Department of the Treasury Internal Revenue Service
Payer’s request for Taxpayer Identification Number (“TIN”) and Certification

PLEASE PROVIDE YOUR CORRECT TIN AND CERTIFY BY SIGNING AND DATING BELOW.

Name:

Please check the appropriate box indicating your status:		☐ Exempt from backup withholding

☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership

☐ Limited liability company. Enter the tax classification (D: disregard entity, C: corporation; P: Partnership)

☐ Other (specify):

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

Part I	TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certificate of Awaiting Taxpayer Identification Number” below and see “Important Tax Information”.		Social Security Number Or Employer Identification Number

Part II	CERTIFICATION

Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. Person	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE “IMPORTANT TAX INFORMATION”.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE “APPLIED FOR” IN PART I OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. Person	Date

You may direct questions and requests for assistance to the Information Agent at its address and telephone numbers set forth below. You may obtain additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials from the Information Agent as set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Morrow & Co., LLC
470 West Avenue
Stamford, CT 06902
(203) 658-9400

Banks and Brokerage Firms, Please Call: (203) 658-9400
Shareholders Call Toll Free: (800) 607-0088
E-mail: tender.info@morrowco.com